POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, HORIZON FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Post-Effective Amendment to the Trust’s Registration Statement (File Nos. 333-103875 and 811-21322), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27th day of April, 2010.

HORIZON FUNDS TRUST

By: s/

Bryan J. Ellis, President

STATE OF GEORGIA

)

)

ss:

COUNTY OF COBB

)

Before me, a Notary Public, in and for said county and state, personally appeared Bryan J. Ellis, President and Trustee, who represented that he is duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of April, 2010.

s/ Jaime Lynn Lennon

Notary Public

My commission expires April 1, 2012

CERTIFICATE

The undersigned, Secretary of HORIZON FUNDS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 23, 2010, and is in full force and effect:

WHEREAS, HORIZON FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Post-Effective Amendment to the Trust’s Registration Statement (File Nos. 333-103875 and 811-21322), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  January 23, 2010

s/

Bryan J. Ellis, Secretary

HORIZON FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, HORIZON FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Post-Effective Amendment to the Trust’s Registration Statement (File Nos. 333-103875 and 811-21322), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2010.

s/__________________________________

Bryan J. Ellis

Trustee, President and Treasurer

STATE OF GEORGIA

)

)

ss:

COUNTY OF COBB

)

Before me, a Notary Public, in and for said county and state, personally appeared Bryan J. Ellis, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of April, 2010.

s/ Jaime Lynn Lennon

Notary Public

My commission expires April 1, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, HORIZON FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Post-Effective Amendment to the Trust’s Registration Statement (File Nos. 333-103875 and 811-21322), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2010.

s/_______________________________

Alan P. Janney

Trustee

STATE OF TENNESSEE

)

)

ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared Alan P. Janney, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of April, 2010.

s/Katherine S. Gilbert

Notary Public

My commission expires: 7/10/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, HORIZON FUNDS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Post-Effective Amendment to the Trust’s Registration Statement (File Nos. 333-103875 and 811-21322), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of January, 2010.

s/______________________________

Richard J. Rothwell

Trustee

STATE OF Pennsylvania

)

)

ss:

COUNTY OF Chester

)

Before me, a Notary Public, in and for said county and state, personally appeared Richard J. Rothwell, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2010.

s/ Nancy Blackwood

Notary Public

My commission expires January 19, 2012